UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 12, 2025

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
347 Riverside Avenue
Jacksonville, Florida 32202
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Fidelity National Information Services, Inc. (the "Company") was held on June 12, 2025. At the Annual Meeting, the shareholders of the Company voted on the following matters submitted to them for consideration:

1. The Company’s shareholders elected all persons nominated as directors to serve until the Company’s 2026 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

Nominee	Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
Nicole M. Anasenes	456,023,734	2,184,065	156,038	28,147,179
Mark D. Benjamin	455,095,063	3,111,159	157,615	28,147,179
Stephanie L. Ferris	456,080,490	2,136,414	146,933	28,147,179
Kourtney K. Gibson	456,051,735	2,142,465	169,637	28,147,179
Jeffrey A. Goldstein	447,546,092	10,659,520	158,225	28,147,179
Lisa A. Hook	456,068,912	2,140,393	154,532	28,147,179
Kenneth T. Lamneck	449,203,291	9,002,943	157,603	28,147,179
Gary L. Lauer	430,967,268	27,242,304	154,365	28,147,179
James B. Stallings, Jr.	447,246,401	10,612,390	505,046	28,147,179

2.     The Company’s shareholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, with 428,510,525 votes for, 29,188,658 votes against, 664,654 abstentions and 28,147,179 broker non-votes.

3. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025, with 458,904,162 votes for, 27,423,957 votes against and 182,897 abstentions.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: June 13, 2025	By:	/s/ Caroline Tsai
	Name:	Caroline Tsai
	Title:	Executive Vice President, Chief Legal and Corporate Affairs Officer and Corporate Secretary